EXHIBIT 99.3

  THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR18 Combined
Mortgage Loans
Preliminary Collateral Information As of 12/01/05

TOTAL CURRENT BALANCE	$1,000,670,412
TOTAL ORIGINAL BALANCE	$1,002,840,362

NUMBER OF LOANS	1,431

			Minimum		Maximum
AVG CURRENT BALANCE	$699,281		$324,585		$3,000,000
AVG ORIGNAL BALANCE	$700,797		$410,000		$3,000,000

WAVG GROSS COUPON	5.68%		3.88%		6.85%
WAVG GROSS MARGIN	2.51%		2.10%		3.00%
WAVG MAX INT RATE	10.69%		8.88%		11.85%

WAVG CURRENT LTV	65.97%		11.92%		88.73%

WAVG FICO SCORE	739		614		831

WAVG MONTHS TO ROLL	69	months	41	months	120	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	341	months	360	months
WAVG SEASONING	1	months	0	months	19	months

TOP STATE CONC	CA(73.43%),NY(4.58%),CT(2.96%)
MAXIMUM CA ZIPCODE	1.11%

FIRST PAY DATE			June 1,2004		January 1,2006

RATE CHANGE DATE			May 1,2009		December 1,2015

MATURE DATE			May 1,2034		December 1,2035

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
10/1 I/O LIBOR	176	$120,895,191	12.08%
10/1 LIBOR	7	3,874,825	0.39
5/1 CMT	36	21,674,821	2.17
5/1 I/O CMT	849	613,677,928	61.33
5/1 I/O LIBOR	231	162,463,903	16.24
5/1 LIBOR	11	6,820,810	0.68
7/1 I/O LIBOR	100	59,521,641	5.95
7/1 LIBOR	21	11,741,294	1.17
Total	1,431	$1,000,670,412	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
300,001—400,000	1	$324,585	0.03%
400,001—500,000	424	193,404,217	19.33
500,001—600,000	357	196,975,184	19.68
600,001—700,000	199	129,222,378	12.91
700,001—800,000	112	84,630,629	8.46
800,001—900,000	76	64,915,356	6.49
900,001—1,000,000	95	92,112,275	9.21
1,000,001—1,100,000	37	39,790,989	3.98
1,100,001—1,200,000	27	31,413,298	3.14
1,200,001—1,300,000	19	24,004,690	2.40
1,300,001—1,400,000	19	25,892,750	2.59
1,400,001—1,500,000	32	46,944,560	4.69
1,500,001—1,600,000	5	7,738,000	0.77
1,700,001—1,800,000	4	7,089,000	0.71
1,800,001—1,900,000	2	3,700,000	0.37
1,900,001—2,000,000	3	6,000,000	0.60
2,000,001—2,100,000	3	6,195,000	0.62
2,200,001—2,300,000	3	6,850,000	0.68
2,300,001—2,400,000	4	9,517,500	0.95
2,400,001—2,500,000	6	14,960,000	1.49
2,500,001 >=	3	8,990,000	0.90
Total	1,431	$1,000,670,412	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 4.000	1	$792,000	0.08%
4.001—4.250	6	3,705,806	0.37
4.251—4.500	3	2,424,111	0.24
4.501—4.750	9	5,987,969	0.60
4.751—5.000	58	43,149,304	4.31
5.001—5.250	88	65,280,152	6.52
5.251—5.500	238	172,035,134	17.19
5.501—5.750	371	268,284,092	26.81
5.751—6.000	463	315,605,150	31.54
6.001 >=	194	123,406,693	12.33
Total	1,431	$1,000,670,412	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001—2.250	515	$348,832,413	34.86%
2.251—2.500	35	20,419,000	2.04
2.501—2.750	796	582,848,378	58.25
2.751—3.000	85	48,570,620	4.85
Total	1,431	$1,000,670,412	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 9.000	1	$792,000	0.08%
9.001—9.250	6	3,705,806	0.37
9.251—9.500	3	2,424,111	0.24
9.501—9.750	9	5,987,969	0.60
9.751—10.000	56	41,811,604	4.18
10.001—10.250	91	67,071,612	6.70
10.251—10.500	238	172,200,634	17.21
10.501—10.750	365	263,092,242	26.29
10.751—11.000	465	317,158,650	31.69
11.001 >=	197	126,425,783	12.63
Total	1,431	$1,000,670,412	100.00%

FIRST RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	1,431	$1,000,670,412	100.00%
Total	1,431	$1,000,670,412	100.00%

PERIODIC RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	1,431	$1,000,670,412	100.00%
Total	1,431	$1,000,670,412	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	1,431	$1,000,670,412	100.00%
Total	1,431	$1,000,670,412	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341—350	5	$2,444,586	0.24%
351—360	1,426	998,225,826	99.76
Total	1,431	$1,000,670,412	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	877	$602,155,588	60.18%
1—6	545	393,481,665	39.32
7—12	6	3,494,159	0.35
13 >=	3	1,539,000	0.15
Total	1,431	$1,000,670,412	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
41	1	$484,000	0.05%
43	1	472,000	0.05
47	1	583,000	0.06
49	2	905,586	0.09
51	1	593,188	0.06
52	3	1,995,385	0.20
54	6	5,255,680	0.53
55	5	3,869,782	0.39
56	13	10,236,804	1.02
57	14	10,739,771	1.07
58	44	37,724,620	3.77
59	340	243,975,503	24.38
60	696	487,802,142	48.75
80	1	612,774	0.06
82	10	6,452,954	0.64
83	47	27,586,157	2.76
84	63	36,611,050	3.66
115	1	1,100,000	0.11
116	2	1,980,000	0.20
117	3	2,385,043	0.24
118	7	5,223,056	0.52
119	52	36,339,520	3.63
120	118	77,742,396	7.77
Total	1,431	$1,000,670,412	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	4	$2,161,000	0.22%
21—25	5	3,407,375	0.34
26—30	9	8,101,000	0.81
31—35	22	18,370,000	1.84
36—40	23	20,034,897	2.00
41—45	41	34,237,885	3.42
46—50	48	32,909,864	3.29
51—55	63	49,589,932	4.96
56—60	104	89,258,509	8.92
61—65	164	133,046,995	13.30
66—70	289	211,574,770	21.14
71—75	301	191,266,054	19.11
76—80	357	206,212,131	20.61
86—90	1	500,000	0.05
Total	1,431	$1,000,670,412	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
600—619	1	$407,271	0.04%
620—639	4	2,649,000	0.26
640—659	9	4,636,250	0.46
660—679	16	9,065,696	0.91
680—699	180	116,493,084	11.64
700—719	253	184,548,913	18.44
720—739	268	196,771,615	19.66
740—759	250	175,491,553	17.54
760—779	225	154,427,459	15.43
780—799	181	124,244,003	12.42
800 >=	44	31,935,570	3.19
Total	1,431	$1,000,670,412	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Reduced	1,067	$757,602,753	75.71%
Full	364	243,067,659	24.29
Total	1,431	$1,000,670,412	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	1,356	$956,558,662	95.59%
No	75	44,111,750	4.41
Total	1,431	$1,000,670,412	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	1,331	$926,412,068	92.58%
Second Home	96	70,106,552	7.01
Investor	4	4,151,792	0.41
Total	1,431	$1,000,670,412	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	2	$2,600,000	0.26%
Condo	152	95,114,068	9.51
Co-op	13	11,137,000	1.11
PUD	272	192,898,426	19.28
Single Family	984	693,962,707	69.35
Townhouse	8	4,958,211	0.50
Total	1,431	$1,000,670,412	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	464	$321,740,832	32.15%
Refi—Cash Out	634	439,971,096	43.97
Refi—No Cash Out	333	238,958,485	23.88
Total	1,431	$1,000,670,412	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Year CMT	885	$635,352,749	63.49%
1 Yr LIBOR	546	365,317,663	36.51
Total	1,431	$1,000,670,412	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	1,421	$989,838,962	98.92%
12	2	2,943,750	0.29
36	8	7,887,700	0.79
Total	1,431	$1,000,670,412	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	24	$15,650,100	1.56%
CA	1,054	734,814,358	73.43
CO	20	12,523,927	1.25
CT	37	29,601,476	2.96
DC	2	862,500	0.09
DE	1	506,250	0.05
FL	29	23,754,410	2.37
GA	4	3,190,720	0.32
HI	1	2,300,000	0.23
IA	1	416,250	0.04
ID	1	528,000	0.05
IL	27	14,356,063	1.43
IN	2	1,261,600	0.13
KS	2	1,207,271	0.12
KY	1	417,900	0.04
MA	20	15,839,663	1.58
MD	14	9,956,950	1.00
ME	3	1,584,000	0.16
MI	3	1,913,327	0.19
MO	1	595,500	0.06
MT	2	1,301,250	0.13
NC	2	1,453,010	0.15
NJ	21	15,563,903	1.56
NM	1	953,928	0.10
NV	14	8,957,200	0.90
NY	56	45,825,310	4.58
OH	5	2,745,111	0.27
OK	1	451,792	0.05
OR	6	3,503,500	0.35
PA	3	1,350,000	0.13
SC	2	1,061,500	0.11
TX	7	4,701,123	0.47
UT	5	2,954,500	0.30
VA	15	9,572,969	0.96
WA	42	27,389,050	2.74
WI	2	1,606,000	0.16
Total	1,431	$1,000,670,412	100.00%

Combined Loan To Value Ratio of First and Second Liens at Origination (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (1)	921	$649,632,316	64.92%
No Second Lien	456	314,723,506	31.45
31—35	1	535,000	0.05
46—50	1	541,000	0.05
51—55	3	2,525,437	0.25
56—60	2	1,206,000	0.12
61—65	9	8,722,067	0.87
66—70	5	3,210,700	0.32
71—75	15	7,950,100	0.79
76—80	6	4,364,656	0.44
81—85	1	1,194,000	0.12
86—90	11	6,065,630	0.61
Total	1,431	$1,000,670,412	100.00%

 Non-Zero Weighted Avg. 71.70%

(1)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the combined loan to value ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Second Lien	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (2)	921	$649,632,316	64.92%
N	456	314,723,506	31.45
Y	54	36,314,591	3.63
Total	1,431	$1,000,670,412	100.00%

(2)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the second lien distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Monthly Debt to Income Ratio of Mortgage Payment (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (3)	921	$649,632,316	64.92%
1—5	5	2,896,250	0.29
6—10	23	18,934,960	1.89
11—15	49	35,335,132	3.53
16—20	70	49,308,152	4.93
21—25	81	55,866,133	5.58
26—30	93	62,275,951	6.22
31—35	78	52,200,237	5.22
36—40	58	37,523,898	3.75
41—45	39	25,959,583	2.59
46—50	10	6,497,000	0.65
51—55	4	4,240,800	0.42
Total	1,431	$1,000,670,412	100.00%

  Non-Zero Weighted Avg. 26.64%

(3)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the debt-to-income ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Monthly Debt to Income Ratio of All Debt (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (4)	921	$649,632,316	64.92%
1—5	1	420,000	0.04
6—10	5	5,197,500	0.52
11—15	9	5,780,000	0.58
16—20	29	21,646,902	2.16
21—25	56	40,729,915	4.07
26—30	71	51,162,136	5.11
31—35	85	56,826,692	5.68
36—40	104	65,302,135	6.53
41—45	80	51,084,095	5.10
46—50	44	31,401,428	3.14
51—55	18	14,056,293	1.40
56—60	5	4,616,200	0.46
61 >=	3	2,814,800	0.28
Total	1,431	$1,000,670,412	100.00%

Non-Zero Weighted Avg.  34.61%

(4)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the debt-to-income ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.